FORWARD FUNDS, INC.

Forward Hoover Small Cap Equity Fund

Forward Hansberger International Growth Fund

Forward Global Emerging Markets Fund

Forward International Small Companies Fund

Forward Uniplan Real Estate Investment Fund

Forward Hoover Mini-Cap Fund

(the “Funds”)

Supplement dated February 25, 2005

(to the Forward Funds Prospectus dated April 30, 2004,

as amended September 16, 2004)

The following information applies to each of the Funds:

At a Board Meeting held on February 2, 2005, the Directors of Forward Funds, Inc. (the “Company”), including all of the Directors who are not “interested persons” as defined in the Investment Company Act of 1940 (the “Independent Directors”) approved on behalf of the Company and each series of the Company (the “Funds”) an Agreement and Plan of Reorganization and Redomiciliation (the “Plan”). The Plan will be submitted to shareholders of the Funds at a special meeting of shareholders to be held on or about April 22, 2005. The Plan calls for a reorganization and redomiciliation in which all or substantially all of the assets of the Funds would be acquired by newly formed series of a new Delaware statutory trust in exchange for shares of such series, and this transaction is expected to take place in the third calendar quarter of 2005. Additional information about the Plan will be included in the Company’s proxy statement that is expected to be mailed to shareholders in March 2005.

FF 022505

THE SIERRA CLUB FUNDS

Sierra Club Balanced Fund

Sierra Club Stock Fund

(the “Funds”)

Supplement dated February 25, 2005

(to the Prospectus dated April 30, 2004)

Effective January 1, 2005 the following information replaces the third paragraph found under the heading “The Sub-Advisors” on page 21 of the Prospectus for the Sierra Club Balanced Fund and Sierra Club Stock Fund:

Harris Bretall Sullivan & Smith L.L.C. (“Harris Bretall”), founded in 1971, serves as a sub-advisor to each of the Sierra Club Balanced Fund and Sierra Club Stock Fund. Harris Bretall’s address is One Sansome Street, Suite 3300, San Francisco, CA 94104. As of December 31, 2003, Harris Bretall managed over $2.8 billion in equity, balanced, fixed-income and socially responsible assets. Harris Bretall uses a team-managed approach to manage its portion of the Funds. The Harris Bretall team is led by Susan Foley, CFA.

Ms. Foley joined Harris Bretall as a Portfolio Manager in 1989. She is currently a member of the firm’s Board of Directors and Strategy Team. She also directs the firm’s Portfolio Management Team. Ms. Foley entered the securities industry with Smith Barney, Harris Upham, Inc. in 1983, where she managed high-net worth individual portfolios, retirement funds and endowments. She received her B.S. in Biological Sciences from the University of California, Santa Barbara in 1982. Ms. Foley is a holder of the CFA designation and a Chartered Investment Counselor. She is also a member of the National Association of Business Economists and the Security Analysts of San Francisco.

The following information applies to each of the Funds:

At a Board Meeting held on February 2, 2005, the Directors of Forward Funds, Inc. (the “Company”), including all of the Directors who are not “interested persons” as defined in the Investment Company Act of 1940 (the “Independent Directors”) approved on behalf of the Company and each series of the Company (the “Funds”) an Agreement and Plan of Reorganization and Redomiciliation (the “Plan”). The Plan will be submitted to shareholders of the Funds at a special meeting of shareholders to be held on or about April 22, 2005. The Plan calls for a reorganization and redomiciliation in which all or substantially all of the assets of the Funds would be acquired by newly formed series of a new Delaware statutory trust in exchange for shares of such series, and this transaction is expected to take place in the third calendar quarter of 2005. Additional information about the Plan will be included in the Company’s proxy statement that is expected to be mailed to shareholders in March 2005.

The following information applies to the Sierra Club Balanced Fund only:

Appointment of a New Sub-Advisor

At a Board Meeting held on February 2, 2005, the Directors of the Company, including all of the Independent Directors, preliminarily approved, on behalf of the Sierra Club Balanced Fund (the “Fund”), a proposed Sub-Advisory Agreement (the “Uniplan Sub-Advisory Agreement”) among Forward Management, LLC (the “Investment Advisor”), the Company and Forward Uniplan Advisors, Inc. (“Uniplan”) pursuant to which Uniplan will manage such portion of the assets of the Fund as the Investment Advisor may allocate to Uniplan from time to time. In addition, on that same date the Board approved an interim sub-advisory agreement with Uniplan, effective April 1, 2005 (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement is substantially similar to the Uniplan Sub-Advisory Agreement.

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Uniplan is an investment management and counseling firm founded in 1984 and is registered under the Advisers Act. Uniplan is located at 23909 W. Overson Road, Union Grove, Wisconsin 53182. Uniplan and its affiliates had approximately $230 million in assets under management as of December 31, 2004. Uniplan uses a value-oriented quantitative approach to investing in equity, fixed income and REIT securities. Uniplan provides investment advice to other mutual funds, institutional clients and individual clients with substantial investment portfolios.

Shareholder Meeting

On or about April 22, 2005, a special meeting of shareholders of the Company will be held to vote on a proposal to approve the Uniplan Sub-Advisory Agreement. Proxy statements for the special meeting of shareholders to consider this proposal are expected to be mailed to shareholders in March 2005.

Shareholder Approval

If the proposal regarding the Uniplan Sub-Advisory Agreement is approved by shareholders, the new sub-advisory agreement with Uniplan will become effective on or about April 22, 2005. Until that time, effective April 1, 2005, the Fund will be sub-advised by Uniplan pursuant to the Interim Sub-Advisory Agreement.

Change to Sub-Advisory Agreement

The terms of the Uniplan Sub-Advisory Agreement between the Investment Adviser, on behalf of the Fund, and Uniplan are substantially similar to the terms of the previous sub-advisory agreement with Harris Bretall Sullivan & Smith L.L.C., except for the effective date, the name of the sub-adviser, the sub-advisory fees and certain other terms and conditions.

Portfolio Name Change

Effective April 1, 2005, the name of the Fund will change from Sierra Club Balanced Fund to Sierra Club Equity Income Fund, subject to shareholder approval of the Uniplan Sub-Advisory Agreement.

Portfolio Manager Change

Effective April 1, 2005, the portion of the Fund’s assets allocated to Uniplan will be managed by Richard Imperiale, the President and founder of Uniplan. Mr. Imperiale holds a B.S. in finance from Marquette University Business School and has completed a postgraduate lecture series in corporate finance from the University of Chicago.

Change in Principal Investment Strategy

Effective April 1, 2005, the following language regarding the principal investment strategy of the Fund will replace the text on page 2 of the Prospectus under the heading “Principal Investment Strategy - Investing in a Combination of Equity and Fixed Income Securities”:

Principal Investment Strategy - Investing in a Combination of Equity and Fixed-Income Securities

The Sierra Club Equity Income Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents, although this ratio may vary. The Fund will seek to acquire financial instruments that not only have good growth potential, but that also have a relatively attractive yield (in the case of bonds), or pay a relatively high dividend (in the case of equities). Equity investments include common stocks of domestic and foreign companies. The Fund may also invest in preferred and convertible securities. Fixed-income securities include U.S. government securities and investment grade bonds issued by U.S. corporations. The Fund may invest up to 20% of its assets in foreign securities. The Fund may also invest in mortgage-backed and asset-backed securities. The Fund will normally invest the fixed income portion of the portfolio to have an intermediate term duration which ranges from three to five years; and to have a laddered maturity schedule which means that the portfolio will be structured so that a certain percentage of the securities will mature each year. However, the Fund may deviate from this approach from time to time based on market conditions.

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A multi-style, multi-manager approach is used to manage the Fund. Two different sub-advisors, Forward Uniplan Advisors, Inc. (“Uniplan”) and New York Life Investment Management LLC (“NYLIM”), use distinct investment styles as co-managers of the Fund.

Currently, approximately 50% of the Fund’s portfolio is managed by Uniplan. This portion will be managed to provide income, both via high quality, relatively high-yielding debt, and via income-producing mid and large cap equities (primarily stocks with high dividends and convertibles). Uniplan will invest in investment grade bonds rated Baa3/BBB-. If a bond is split rated by an agency, Uniplan will use the higher rating.

Currently, approximately 50% of the Fund’s portfolio is managed by NYLIM. NYLIM generally invests in “value stocks” of companies with market capitalization above $500 million. “Value stocks” are those it determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or “underpriced” relative to the rest of the equity market. NYLIM applies quantitative and statistical methods to analyze the relative quality and value of the stocks. NYLIM selects fixed-income securities based on their credit quality and duration. NYLIM will hold a bond to maturity (or call date, if applicable). The Fund may sell the bond sooner if it falls below investment grade which is BBB by S&P or Baa by Moody’s, or if unrated, determined by NYLIM to be of comparable quality. The Fund may also sell the bond if NYLIM receives other adverse information about an issuer.

The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. See “Summary of Environmental and Social Guidelines.”

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